Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Second Quarter 2021

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss), After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Bank of America Merrill Lynch	Joshua Shanker				646-855-5716
Barclays	Tracy Benguigui				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
UBS	Brian Meredith				212-713-2492
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of August 4, 2021
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated August 4, 2021, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Revenues
Insurance premiums	$1,342	$1,293	$1,364	$1,406	$1,398	4.2%	$2,715	$2,804	3.3%
Fee income	1,458	1,815	1,559	1,592	1,670	14.5%	2,997	3,262	8.8%
Net investment income	1,172	1,458	1,505	1,510	1,584	35.2%	2,547	3,094	21.5%
Realized gain (loss)	(647)	629	(470)	(181)	(2)	99.7%	(671)	(182)	72.9%
Amortization of deferred gains on business
sold through reinsurance	11	11	9	9	9	-18.2%	22	17	-22.7%
Other revenues	181	155	168	198	192	6.1%	332	391	17.8%
Total revenues	3,517	5,361	4,135	4,534	4,851	37.9%	7,942	9,386	18.2%

Expenses
Interest credited	732	732	734	737	737	0.7%	1,457	1,474	1.2%
Benefits	1,725	2,484	1,966	2,226	1,930	11.9%	4,227	4,156	-1.7%
Commissions and other expenses	1,123	1,599	1,258	1,231	1,326	18.1%	2,207	2,556	15.8%
Interest and debt expense	84	66	65	65	65	-22.6%	152	131	-13.8%
Strategic digitization expense	14	20	23	13	21	50.0%	26	35	34.6%
Total expenses	3,678	4,901	4,046	4,272	4,079	10.9%	8,069	8,352	3.5%
Income (loss) before taxes	(161)	460	89	262	772	NM	(127)	1,034	NM
Federal income tax expense (benefit)	(67)	62	(54)	37	130	294.0%	(85)	167	296.5%
Net income (loss)	(94)	398	143	225	642	NM	(42)	867	NM
Adjustment for LNC stock units in our
deferred compensation plans	-	(5)	-	-	-	NM	(10)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$(94)	$393	$143	$225	$642	NM	$(52)	$867	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(0.49)	$2.01	$0.74	$1.16	$3.34	NM	$(0.27)	$4.51	NM

ROE, including AOCI
Net income (loss)	-2.0%	7.5%	2.6%	4.3%	12.4%		-0.5%	8.3%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$95,390	$98,717	$102,789	$96,570	$101,003	5.9%
U.S. government bonds	504	496	484	444	444	-11.9%
State and municipal bonds	6,393	6,774	6,921	6,625	6,919	8.2%
Foreign government bonds	436	436	470	485	464	6.4%
Residential mortgage-backed securities	3,272	3,203	3,076	3,077	3,027	-7.5%
Commercial mortgage-backed securities	1,226	1,430	1,505	1,516	1,578	28.7%
Asset-backed securities	5,716	6,590	7,184	7,996	8,177	43.1%
Hybrid and redeemable preferred securities	582	606	615	600	603	3.6%
Total fixed maturity AFS securities, net of allowance for credit losses	113,519	118,252	123,044	117,313	122,215	7.7%
Trading securities	4,651	4,633	4,501	4,365	4,232	-9.0%
Equity securities	87	122	129	123	174	100.0%
Mortgage loans on real estate, net of allowance for credit losses	16,578	16,541	16,763	17,255	17,586	6.1%
Policy loans	2,551	2,527	2,426	2,502	2,410	-5.5%
Derivative investments	2,957	3,236	3,109	3,453	4,548	53.8%
Other investments	4,574	4,204	3,984	3,548	3,950	-13.6%
Total investments	144,917	149,515	153,956	148,559	155,115	7.0%
Cash and invested cash	4,201	2,595	1,708	1,350	2,389	-43.1%
DAC and VOBA	7,012	6,307	5,812	7,665	6,261	-10.7%
Premiums and fees receivable	490	498	486	653	583	19.0%
Accrued investment income	1,168	1,320	1,257	1,301	1,254	7.4%
Reinsurance recoverables, net of allowance for credit losses	16,866	16,610	16,496	16,289	15,981	-5.2%
Funds withheld reinsurance assets	535	539	530	528	527	-1.5%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	15,905	15,667	15,960	17,298	17,465	9.8%
Separate account assets	146,787	152,975	167,965	171,339	178,795	21.8%
Total assets	$339,659	$347,804	$365,948	$366,760	$380,148	11.9%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$38,604	$40,089	$40,814	$39,591	$40,250	4.3%
Other contract holder funds	100,537	102,568	105,405	107,002	108,778	8.2%
Short-term debt	-	-	-	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	5,870	5,848	5,816	5,428	5,468	-6.8%
Reinsurance related embedded derivatives	245	334	392	244	328	33.9%
Funds withheld reinsurance liabilities	1,867	1,910	1,946	1,976	2,027	8.6%
Payables for collateral on investments	7,031	6,435	6,222	7,597	8,199	16.6%
Other liabilities	17,121	15,230	13,823	12,824	13,392	-21.8%
Separate account liabilities	146,787	152,975	167,965	171,339	178,795	21.8%
Total liabilities	318,928	326,255	343,249	347,167	358,403	12.4%

Stockholders’ Equity
Common stock	5,081	5,093	5,082	5,057	5,021	-1.2%
Retained earnings	8,327	8,647	8,686	8,775	9,245	11.0%
AOCI:
Unrealized investment gains (losses)	7,668	8,153	9,209	6,040	7,756	1.1%
Foreign currency translation adjustment	(28)	(21)	(12)	(10)	(10)	64.3%
Funded status of employee benefit plans	(317)	(323)	(266)	(269)	(267)	15.8%
Total AOCI	7,323	7,809	8,931	5,761	7,479	2.1%
Total stockholders’ equity	20,731	21,549	22,699	19,593	21,745	4.9%
Total liabilities and stockholders’ equity	$339,659	$347,804	$365,948	$366,760	$380,148	11.9%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss)
Net income (loss)	$(94)	$398	$143	$225	$642	NM	$(42)	$867	NM
Pre-tax adjusted income (loss) from operations	195	(212)	393	421	729	273.8%	752	1,150	52.9%
After-tax adjusted income (loss) from operations (1)	187	(133)	346	350	608	225.1%	652	959	47.1%
Adjusted operating tax rate	4.0%	37.2%	12.0%	16.8%	16.5%		13.3%	16.6%

Average Stockholders’ Equity
Average equity, including AOCI	$18,653	$21,140	$22,124	$21,146	$20,669	10.8%	$18,393	$20,908	13.7%
Average AOCI	5,164	7,566	8,370	7,346	6,620	28.2%	4,751	6,983	47.0%
Average equity, excluding AOCI	$13,489	$13,574	$13,754	$13,800	$14,049	4.2%	$13,642	$13,925	2.1%

ROE, Excluding AOCI
Net income (loss)	-2.8%	11.7%	4.2%	6.5%	18.3%		-0.6%	12.5%
Adjusted income (loss) from operations	5.5%	-3.9%	10.1%	10.2%	17.3%		9.6%	13.8%

Per Share
Net income (loss) (diluted)	$(0.49)	$2.01	$0.74	$1.16	$3.34	NM	$(0.27)	$4.51	NM
Adjusted income (loss) from operations (diluted)	0.97	(0.72)	1.78	1.82	3.17	226.8%	3.27	4.98	52.3%
Dividends declared during the period	0.40	0.40	0.42	0.42	0.42	5.0%	0.80	0.84	5.0%

Book value, including AOCI	$107.28	$111.51	$118.02	$102.50	$115.00	7.2%	$107.28	$115.00	7.2%
Per share impact of AOCI	37.90	40.41	46.43	30.14	39.55	4.4%	37.90	39.55	4.4%
Book value, excluding AOCI	$69.38	$71.10	$71.59	$72.36	$75.45	8.7%	$69.38	$75.45	8.7%

Shares
Repurchased during the period	-	-	1.1	1.9	2.2	NM	3.8	4.1	7.9%
End-of-period – basic	193.2	193.3	192.3	191.1	189.1	-2.1%	193.2	189.1	-2.1%
End-of-period – diluted	194.0	195.3	193.7	192.5	191.4	-1.3%	194.0	191.4	-1.3%
Average for the period – diluted	193.8	195.4	193.9	193.1	192.2	-0.8%	196.2	192.4	-1.9%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Cash Returned to Common Stockholders
Shares repurchased	$-	$-	$50	$105	$150	NM	$225	$255	13.3%
Common dividends	77	77	77	81	80	3.9%	156	161	3.2%
Total cash returned to common stockholders	$77	$77	$127	$186	$230	198.7%	$381	$416	9.2%

Leverage Ratio
Short-term debt	$-	$-	$-	$300	$300	NM
Long-term debt	6,736	6,714	6,682	6,294	6,334	-6.0%
Total debt (1)	6,736	6,714	6,682	6,594	6,634	-1.5%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	451	428	395	306	345	-23.5%
Total numerator	$5,117	$5,118	$5,119	$5,120	$5,121	0.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,063	$13,396	$13,490	$13,553	$13,989	7.1%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	5,117	5,118	5,119	5,120	5,121	0.1%
Total denominator	$18,482	$18,816	$18,911	$18,975	$19,412	5.0%

Leverage ratio	27.7%	27.2%	27.1%	27.0%	26.4%

Holding Company Available Liquidity	$774	$756	$754	$758	$762	-1.6%

(1) Excludes obligations under finance leases and certain financing arrangements of $499 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$272	$220	$338	$350	$380	39.7%	$574	$730	27.2%
Retirement Plan Services	33	58	57	70	74	124.2%	78	144	84.6%
Life Insurance	(52)	(400)	177	130	317	NM	157	447	184.7%
Group Protection	49	8	(54)	(33)	59	20.4%	100	26	-74.0%
Other Operations	(107)	(98)	(125)	(96)	(101)	5.6%	(157)	(197)	-25.5%
Adjusted income (loss) from operations, before
income taxes	$195	$(212)	$393	$421	$729	273.8%	$752	$1,150	52.9%

Income (Loss) from Operations, After-Tax
Annuities	$237	$196	$289	$290	$323	36.3%	$498	$613	23.1%
Retirement Plan Services	30	50	49	57	62	106.7%	69	118	71.0%
Life Insurance	(37)	(311)	144	107	255	NM	134	362	170.1%
Group Protection	39	6	(42)	(26)	46	17.9%	79	20	-74.7%
Other Operations	(82)	(74)	(94)	(78)	(78)	4.9%	(128)	(154)	-20.3%
Adjusted income (loss) from operations	$187	$(133)	$346	$350	$608	225.1%	$652	$959	47.1%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Sources of Earnings, Pre-Tax
Investment spread	$39	$(119)	$147	$130	$228	NM	$237	$387	63.3%
Mortality/morbidity	15	(208)	47	39	219	NM	250	97	-61.2%
Fees on AUM	245	321	308	332	363	48.2%	1,072	1,321	23.2%
VA riders	3	(108)	16	16	20	NM	(1)	(56)	NM
Total sources of earnings, before income taxes	302	(114)	518	517	830	174.8%	1,558	1,749	12.3%
Other Operations	(107)	(98)	(125)	(96)	(101)	5.6%	(344)	(418)	-21.5%
Adjusted income (loss) from operations, before
income taxes	$195	$(212)	$393	$421	$729	273.8%	$1,214	$1,331	9.6%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	12.7%	103.7%	28.5%	25.2%	27.5%		15.2%	22.1%
Mortality/morbidity	4.8%	181.6%	9.1%	7.5%	26.4%		16.1%	5.6%
Fees on AUM	81.3%	-279.5%	59.4%	64.1%	43.6%		68.8%	75.5%
VA riders	1.2%	94.2%	3.0%	3.2%	2.5%		-0.1%	-3.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Annuities
Operating revenues	$1,037	$1,126	$1,163	$1,204	$1,249	20.4%	$2,166	$2,453	13.3%
Deposits	2,515	2,539	2,510	2,814	3,209	27.6%	6,211	6,023	-3.0%
Net flows	58	(283)	(644)	(776)	(297)	NM	585	(1,073)	NM
Average account values	134,197	144,368	150,875	160,099	166,034	23.7%	136,114	163,091	19.8%

Retirement Plan Services
Operating revenues	$282	$311	$323	$327	$333	18.1%	$579	$660	14.0%
Deposits	2,307	2,374	2,557	2,640	2,789	20.9%	5,086	5,428	6.7%
Net flows	(1,207)	362	340	347	517	142.8%	(536)	864	261.2%
Average account values	73,611	79,644	83,889	89,589	94,096	27.8%	75,187	91,902	22.2%

Life Insurance
Operating revenues	$1,639	$2,127	$1,928	$1,939	$2,029	23.8%	$3,460	$3,968	14.7%
Deposits	1,428	1,537	1,476	1,219	1,278	-10.5%	2,878	2,498	-13.2%
Net flows	1,023	1,156	996	793	879	-14.1%	1,986	1,673	-15.8%
Average account values	52,693	54,570	56,419	58,008	59,056	12.1%	52,780	58,532	10.9%
Average in-force face amount	853,071	870,505	886,005	900,973	916,600	7.4%	844,779	908,786	7.6%

Group Protection
Operating revenues	$1,199	$1,184	$1,184	$1,254	$1,247	4.0%	$2,424	$2,500	3.1%
Insurance premiums	1,086	1,052	1,049	1,119	1,107	1.9%	2,179	2,226	2.2%

Consolidated
Adjusted operating revenues (1)	$4,209	$4,788	$4,655	$4,762	$4,903	16.5%	$8,719	$9,665	10.8%
Deposits	6,250	6,450	6,543	6,673	7,276	16.4%	14,175	13,949	-1.6%
Net flows	(126)	1,235	692	364	1,099	NM	2,035	1,464	-28.1%
Average account values	260,501	278,582	291,183	307,696	319,186	22.5%	264,081	313,525	18.7%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Sales
Annuities:
With guaranteed living benefits	$824	$541	$507	$638	$742	-10.0%	$2,008	$1,381	-31.2%
Without guaranteed living benefits	1,392	1,911	1,921	2,090	2,283	64.0%	2,846	4,373	53.7%
Variable	2,216	2,452	2,428	2,728	3,025	36.5%	4,854	5,754	18.5%
Fixed	299	87	82	86	184	-38.5%	1,357	269	-80.2%
Total Annuities	$2,515	$2,539	$2,510	$2,814	$3,209	27.6%	$6,211	$6,023	-3.0%

Retirement Plan Services:
First-year sales	$827	$870	$1,107	$694	$1,102	33.3%	$1,694	$1,796	6.0%
Recurring deposits	1,480	1,504	1,450	1,946	1,687	14.0%	3,392	3,632	7.1%
Total Retirement Plan Services	$2,307	$2,374	$2,557	$2,640	$2,789	20.9%	$5,086	$5,428	6.7%

Life Insurance:
UL	$5	$3	$3	$2	$2	-60.0%	$14	$4	-71.4%
MoneyGuard®	36	35	22	16	23	-36.1%	70	39	-44.3%
IUL	23	24	22	16	18	-21.7%	44	34	-22.7%
VUL	55	60	30	22	27	-50.9%	98	49	-50.0%
Term	36	28	32	30	35	-2.8%	72	64	-11.1%
Total individual life insurance	155	150	109	86	105	-32.3%	298	190	-36.2%
Executive Benefits	4	36	6	28	21	NM	30	50	66.7%
Total Life Insurance	$159	$186	$115	$114	$126	-20.8%	$328	$240	-26.8%

Group Protection:
Life	$47	$24	$144	$41	$37	-21.3%	$98	$78	-20.4%
Disability	47	17	291	28	37	-21.3%	89	65	-27.0%
Dental	11	8	15	5	5	-54.5%	20	10	-50.0%
Total Group Protection	$105	$49	$450	$74	$79	-24.8%	$207	$153	-26.1%
Percent employee-paid	51.6%	58.9%	28.4%	66.7%	56.3%		55.7%	61.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Operating Revenues
Annuities	$1,037	$1,126	$1,163	$1,204	$1,249	20.4%	$2,166	$2,453	13.3%
Retirement Plan Services	282	311	323	327	333	18.1%	579	660	14.0%
Life Insurance	1,639	2,127	1,928	1,939	2,029	23.8%	3,460	3,968	14.7%
Group Protection	1,199	1,184	1,184	1,254	1,247	4.0%	2,424	2,500	3.1%
Other Operations	52	40	57	38	45	-13.5%	90	84	-6.7%
Total segment operating revenues	$4,209	$4,788	$4,655	$4,762	$4,903	16.5%	$8,719	$9,665	10.8%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$111	$111	$126	$116	$121	9.0%	$232	$237	2.2%
Retirement Plan Services	68	69	78	69	73	7.4%	141	142	0.7%
Life Insurance	116	118	126	118	126	8.6%	238	244	2.5%
Group Protection	153	155	164	158	161	5.2%	304	320	5.3%
Other Operations	55	34	71	44	46	-16.4%	51	90	76.5%
Total	$503	$487	$565	$505	$527	4.8%	$966	$1,033	6.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.7%	9.9%	10.8%	9.7%	9.6%		10.7%	9.7%
Retirement Plan Services	24.3%	22.3%	24.2%	21.2%	21.9%		24.3%	21.5%
Life Insurance	7.1%	5.5%	6.5%	6.1%	6.2%		6.9%	6.1%
Group Protection	12.7%	13.1%	13.8%	12.5%	13.0%		12.6%	12.8%
Other Operations	107.5%	83.7%	125.8%	115.6%	100.8%		57.1%	107.6%
Total	12.0%	10.2%	12.1%	10.6%	10.7%		11.1%	10.7%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$554	$537	$638	$556	$579	4.5%	$1,073	$1,135	5.8%
Commissions	621	611	625	616	652	5.0%	1,327	1,268	-4.4%
Taxes, licenses and fees	79	85	73	87	86	8.9%	169	173	2.4%
Interest and debt expense	68	66	65	65	65	-4.4%	137	131	-4.4%
Expenses associated with reserve financing
and letters of credit	23	24	25	25	25	8.7%	45	50	11.1%
Total adjusted operating commissions and other
expenses incurred	1,345	1,323	1,426	1,349	1,407	4.6%	2,751	2,757	0.2%

Less Amounts Capitalized
General and administrative expenses	(51)	(50)	(73)	(51)	(52)	-2.0%	(107)	(102)	4.7%
Commissions	(291)	(272)	(250)	(233)	(261)	10.3%	(652)	(492)	24.5%
Taxes, licenses and fees	(13)	(11)	(9)	(8)	(11)	15.4%	(26)	(20)	23.1%
Total amounts capitalized	(355)	(333)	(332)	(292)	(324)	8.7%	(785)	(614)	21.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization	990	990	1,094	1,057	1,083	9.4%	1,966	2,143	9.0%

Amortization
Amortization of DAC, VOBA and other intangibles	207	680	218	247	317	53.1%	455	563	23.7%
Total operating commissions and other expenses	$1,197	$1,670	$1,312	$1,304	$1,400	17.0%	$2,421	$2,706	11.8%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Annuities
Earned rate on reserves	3.69%	3.63%	3.42%	3.27%	3.10%	(59)	3.71%	3.18%	(53)
Variable investment income on reserves (1)	0.10%	0.09%	0.15%	0.11%	0.24%	14	0.06%	0.18%	12
Net investment income yield on reserves	3.79%	3.72%	3.57%	3.38%	3.34%	(45)	3.77%	3.36%	(41)
Interest rate credited to contract holders	2.26%	2.12%	1.97%	2.00%	1.90%	(36)	2.28%	1.95%	(33)
Interest rate spread	1.53%	1.60%	1.60%	1.38%	1.44%	(9)	1.49%	1.41%	(8)
Base spreads excluding variable investment income	1.43%	1.51%	1.45%	1.27%	1.20%	(23)	1.43%	1.23%	(20)

Retirement Plan Services
Earned rate on reserves	3.85%	3.82%	3.68%	3.64%	3.60%	(25)	3.90%	3.61%	(29)
Variable investment income on reserves (1)	0.06%	0.10%	0.21%	0.17%	0.21%	15	0.06%	0.20%	14
Net investment income yield on reserves	3.91%	3.92%	3.89%	3.81%	3.81%	(10)	3.96%	3.81%	(15)
Interest rate credited to contract holders	2.86%	2.81%	2.78%	2.68%	2.69%	(17)	2.88%	2.68%	(20)
Interest rate spread	1.05%	1.11%	1.11%	1.13%	1.12%	7	1.08%	1.13%	5
Base spreads excluding variable investment income	0.99%	1.01%	0.90%	0.96%	0.91%	(8)	1.02%	0.93%	(9)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.78%	4.76%	4.71%	4.71%	4.68%	(10)	4.77%	4.70%	(7)
Variable investment income on reserves (1)	-0.72%	0.76%	0.95%	1.05%	1.38%	210	-0.21%	1.21%	142
Net investment income yield on reserves	4.06%	5.52%	5.66%	5.76%	6.06%	200	4.56%	5.91%	135
Interest rate credited to contract holders	3.81%	3.75%	3.83%	3.76%	3.78%	(3)	3.80%	3.77%	(3)
Interest rate spread	0.25%	1.77%	1.83%	2.00%	2.28%	203	0.76%	2.14%	138
Base spreads excluding variable investment income	0.97%	1.01%	0.88%	0.95%	0.90%	(7)	0.97%	0.93%	(4)

Total (2)
Earned rate (3)	4.06%	4.09%	4.04%	3.96%	3.94%	(12)	4.18%	3.94%	(24)
Variable investment income (1) (3)	-0.34%	0.45%	0.56%	0.59%	0.78%	112	-0.08%	0.69%	77
Net investment income yield (3)	3.72%	4.54%	4.60%	4.55%	4.72%	100	4.10%	4.63%	53

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$22	$17	$29	$32	$27	22.7%	$75	$59	-21.3%
Fee income	567	608	626	652	679	19.8%	1,160	1,332	14.8%
Net investment income	270	334	343	328	352	30.4%	595	680	14.3%
Operating realized gain (loss)	49	57	54	50	53	8.2%	104	103	-1.0%
Amortization of deferred gain	8	8	5	6	6	-25.0%	16	12	-25.0%
Other revenues	121	102	106	136	132	9.1%	216	267	23.6%
Total operating revenues	1,037	1,126	1,163	1,204	1,249	20.4%	2,166	2,453	13.3%
Operating expenses:
Interest credited	192	198	191	199	199	3.6%	384	398	3.6%
Benefits	127	261	138	141	135	6.3%	297	275	-7.4%
Commissions incurred	246	248	255	275	297	20.7%	558	573	2.7%
Other expenses incurred	221	232	252	255	264	19.5%	470	519	10.4%
Amounts capitalized	(122)	(118)	(117)	(127)	(144)	-18.0%	(313)	(271)	13.4%
Amortization	101	85	106	111	118	16.8%	196	229	16.8%
Total operating expenses	765	906	825	854	869	13.6%	1,592	1,723	8.2%
Income (loss) from operations before taxes	272	220	338	350	380	39.7%	574	730	27.2%
Federal income tax expense (benefit)	35	24	49	60	57	62.9%	76	117	53.9%
Income (loss) from operations	$237	$196	$289	$290	$323	36.3%	$498	$613	23.1%

Effective Federal Income Tax Rate	12.9%	11.1%	14.5%	17.2%	15.0%		13.2%	16.0%

Average Equity, Excluding Goodwill and AOCI	$5,002	$5,394	$5,405	$5,071	$5,077	1.5%	$4,945	$5,074	2.6%

ROE, Excluding Goodwill and AOCI	19.0%	14.5%	21.4%	22.9%	25.5%		20.2%	24.2%

Return on Average Account Values	71	54	77	72	78	7	73	75	2

Income (Loss) from Operations
Variable annuity	207	176	254	261	293	41.5%	439	553	26.0%
Fixed annuity	30	20	35	29	30	0.0%	59	60	1.7%

Account Values - Average
Variable account values	$116,861	$127,011	$133,630	$142,990	$149,066	27.6%	$118,979	$146,042	22.7%
Fixed account values	17,336	17,357	17,245	17,109	16,968	-2.1%	17,135	17,049	-0.5%

Account Values - End of Period
Variable account values with GLBs	$74,858	$77,084	$83,377	$84,155	$86,901	16.1%	$74,858	$86,901	16.1%
Variable account values without GLBs	46,854	50,501	56,936	60,002	64,495	37.7%	46,854	64,495	37.7%
Fixed account values	17,349	17,263	17,205	16,966	16,911	-2.5%	17,349	16,911	-2.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$58	$65	$69	$71	$74	27.6%	$119	$146	22.7%
Net investment income	218	240	246	248	250	14.7%	447	498	11.4%
Other revenues	6	6	8	8	9	50.0%	13	16	23.1%
Total operating revenues	282	311	323	327	333	18.1%	579	660	14.0%
Operating expenses:
Interest credited	153	155	157	155	155	1.3%	303	309	2.0%
Benefits	1	1	-	1	1	0.0%	1	1	0.0%
Commissions incurred	18	19	20	21	20	11.1%	37	42	13.5%
Other expenses incurred	77	74	86	77	79	2.6%	159	158	-0.6%
Amounts capitalized	(6)	(4)	(5)	(5)	(4)	33.3%	(12)	(10)	16.7%
Amortization	6	8	8	8	8	33.3%	13	16	23.1%
Total operating expenses	249	253	266	257	259	4.0%	501	516	3.0%
Income (loss) from operations before taxes	33	58	57	70	74	124.2%	78	144	84.6%
Federal income tax expense (benefit)	3	8	8	13	12	300.0%	9	26	188.9%
Income (loss) from operations	$30	$50	$49	$57	$62	106.7%	$69	$118	71.0%

Effective Federal Income Tax Rate	10.1%	13.7%	14.6%	18.9%	16.7%		10.8%	17.8%

Average Equity, Excluding Goodwill and AOCI	$1,410	$1,441	$1,480	$1,526	$1,535	8.9%	$1,413	$1,530	8.3%

ROE, Excluding Goodwill and AOCI	8.5%	13.8%	13.2%	14.9%	16.1%		9.8%	15.5%

Pre-tax Net Margin	25.8%	36.8%	34.4%	40.4%	41.5%		28.3%	41.0%

Return on Average Account Values	16	25	23	25	26	10	18	26	8

Net Flows by Market
Small Market	30	113	66	(28)	106	253.3%	$171	$79	-53.8%
Mid - Large Market	(1,084)	500	587	680	755	169.6%	(294)	1,435	NM
Multi-Fund® and Other	(153)	(251)	(313)	(305)	(344)	NM	(413)	(650)	-57.4%

Net Flows – Trailing Twelve Months	$158	$248	$166	$(158)	$1,566	NM	$158	$1,566	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$230	$223	$274	$253	$258	12.2%	$454	$511	12.6%
Fee income	830	1,141	861	867	915	10.2%	1,723	1,783	3.5%
Net investment income	577	761	787	809	852	47.7%	1,274	1,661	30.4%
Operating realized gain (loss)	(2)	-	(1)	(2)	(2)	0.0%	(5)	(4)	20.0%
Amortization of deferred gain on
business sold through reinsurance	3	3	4	3	3	0.0%	6	5	-16.7%
Other revenues	1	(1)	3	9	3	200.0%	8	12	50.0%
Total operating revenues	1,639	2,127	1,928	1,939	2,029	23.8%	3,460	3,968	14.7%
Operating expenses:
Interest credited	375	369	375	370	372	-0.8%	746	742	-0.5%
Benefits	1,084	1,428	1,120	1,173	999	-7.8%	2,037	2,172	6.6%
Commissions incurred	173	171	152	120	130	-24.9%	364	250	-31.3%
Other expenses incurred	195	209	204	194	208	6.7%	405	403	-0.5%
Amounts capitalized	(202)	(202)	(168)	(138)	(154)	23.8%	(418)	(293)	29.9%
Amortization	66	552	68	90	157	137.9%	169	247	46.2%
Total operating expenses	1,691	2,527	1,751	1,809	1,712	1.2%	3,303	3,521	6.6%
Income (loss) from operations before taxes	(52)	(400)	177	130	317	NM	157	447	184.7%
Federal income tax expense (benefit)	(15)	(89)	33	23	62	NM	23	85	269.6%
Income (loss) from operations	$(37)	$(311)	$144	$107	$255	NM	$134	$362	170.1%

Effective Federal Income Tax Rate	28.9%	22.2%	18.6%	17.7%	19.7%		14.5%	19.1%

Average Equity, Excluding Goodwill and AOCI	$8,977	$8,854	$8,788	$8,909	$9,035	0.6%	$8,888	$8,972	0.9%

ROE, Excluding Goodwill and AOCI	-1.6%	-14.1%	6.5%	4.8%	11.3%		3.0%	8.1%

Average Account Values	$52,693	$54,570	$56,419	$58,008	$59,056	12.1%	$52,780	$58,532	10.9%

In-Force Face Amount
UL and other	$357,690	$358,897	$358,554	$358,044	$357,670	0.0%	$357,690	$357,670	0.0%
Term insurance	505,251	519,173	535,387	549,960	567,525	12.3%	505,251	567,525	12.3%
Total in-force face amount	$862,941	$878,070	$893,941	$908,004	$925,195	7.2%	$862,941	$925,195	7.2%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,086	$1,052	$1,049	$1,119	$1,107	1.9%	$2,179	$2,226	2.2%
Net investment income	69	88	91	91	95	37.7%	151	185	22.5%
Other revenues	44	44	44	44	45	2.3%	94	89	-5.3%
Total operating revenues	1,199	1,184	1,184	1,254	1,247	4.0%	2,424	2,500	3.1%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	3	3	0.0%
Benefits	843	875	920	970	877	4.0%	1,706	1,847	8.3%
Commissions incurred	97	80	95	91	87	-10.3%	183	178	-2.7%
Other expenses incurred	198	194	227	208	210	6.1%	397	417	5.0%
Amounts capitalized	(23)	(9)	(41)	(21)	(21)	8.7%	(42)	(42)	0.0%
Amortization	34	35	36	38	34	0.0%	77	71	-7.8%
Total operating expenses	1,150	1,176	1,238	1,287	1,188	3.3%	2,324	2,474	6.5%
Income (loss) from operations before taxes	49	8	(54)	(33)	59	20.4%	100	26	-74.0%
Federal income tax expense (benefit)	10	2	(12)	(7)	13	30.0%	21	6	-71.4%
Income (loss) from operations	$39	$6	$(42)	$(26)	$46	17.9%	$79	$20	-74.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,628	$2,678	$2,711	$2,718	$2,731	3.9%	$2,615	$2,725	4.2%

ROE, Excluding Goodwill and AOCI	5.9%	0.9%	-6.3%	-3.8%	6.8%		6.0%	1.5%

Loss Ratios by Product Line
Life	82.6%	91.9%	93.4%	101.0%	79.6%		81.0%	90.2%
Disability	78.7%	78.9%	86.2%	78.8%	79.0%		78.5%	78.9%
Dental	40.2%	70.1%	67.3%	76.8%	81.6%		57.7%	79.2%
Total	77.8%	83.2%	87.8%	86.8%	79.3%		78.1%	83.1%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Other Operations
Operating revenues:
Insurance premiums	$5	$2	$11	$2	$6	20.0%	$7	$8	14.3%
Net investment income	38	35	38	34	35	-7.9%	80	70	-12.5%
Other revenues	9	3	8	2	4	-55.6%	3	6	100.0%
Total operating revenues	52	40	57	38	45	-13.5%	90	84	-6.7%
Operating expenses:
Interest credited	11	9	8	12	10	-9.1%	23	22	-4.3%
Benefits	30	33	40	15	25	-16.7%	46	40	-13.0%
Commissions and other expenses	36	10	46	29	25	-30.6%	15	53	253.3%
Interest and debt expense	68	66	65	65	65	-4.4%	137	131	-4.4%
Strategic digitization expense	14	20	23	13	21	50.0%	26	35	34.6%
Total operating expenses	159	138	182	134	146	-8.2%	247	281	13.8%
Income (loss) from operations before taxes	(107)	(98)	(125)	(96)	(101)	5.6%	(157)	(197)	-25.5%
Federal income tax expense (benefit)	(25)	(24)	(31)	(18)	(23)	8.0%	(29)	(43)	-48.3%
Income (loss) from operations	$(82)	$(74)	$(94)	$(78)	$(78)	4.9%	$(128)	$(154)	-20.3%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$9,457	$7,241	$6,520	$6,025	$7,884	-16.6%	$7,928	$6,025	-24.0%
Business acquired (sold) through reinsurance	-	-	-	-	-	NM	(10)	-	100.0%
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	5	-	-100.0%
Deferrals	355	334	333	295	325	-8.5%	790	619	-21.6%
Operating amortization	(204)	(679)	(212)	(244)	(314)	-53.9%	(447)	(558)	-24.8%
Deferrals, net of operating amortization	151	(345)	121	51	11	-92.7%	343	61	-82.2%
Amortization associated with benefit ratio unlocking	(4)	(10)	(30)	(6)	(11)	NM	62	(17)	NM
Adjustment related to realized (gains) losses	33	(198)	87	50	(10)	NM	91	41	-54.9%
Adjustment related to unrealized (gains) losses	(2,396)	(168)	(673)	1,764	(1,402)	41.5%	(1,178)	362	130.7%
Balance as of end-of-period	$7,241	$6,520	$6,025	$7,884	$6,472	-10.6%	$7,241	$6,472	-10.6%

DFEL
Balance as of beginning-of-period	$1,379	$433	$392	$401	$559	-59.5%	$650	$401	-38.3%
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	4	-	-100.0%
Deferrals	252	263	249	231	240	-4.8%	492	471	-4.3%
Operating amortization	(111)	(424)	(120)	(131)	(179)	-61.3%	(270)	(310)	-14.8%
Deferrals, net of operating amortization	141	(161)	129	100	61	-56.7%	222	161	-27.5%
Amortization associated with benefit ratio unlocking	(2)	(1)	(4)	(1)	(2)	0.0%	6	(2)	NM
Adjustment related to realized (gains) losses	12	(14)	9	1	(2)	NM	29	(2)	NM
Adjustment related to unrealized (gains) losses	(1,097)	135	(125)	58	(183)	83.3%	(478)	(125)	73.8%
Balance as of end-of-period	$433	$392	$401	$559	$433	0.0%	$433	$433	0.0%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,378	$4,841	$4,443	$5,787	$4,771	-11.3%	$5,378	$4,771	-11.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Fixed Annuities
Balance as of beginning-of-period	$25,740	$25,801	$25,572	$25,405	$25,008	-2.8%	$25,384	$25,405	0.1%
Gross deposits	299	87	82	86	184	-38.5%	1,357	269	-80.2%
Full surrenders and deaths	(384)	(399)	(400)	(494)	(482)	-25.5%	(784)	(975)	-24.4%
Other contract benefits	(143)	(135)	(145)	(141)	(115)	19.6%	(299)	(257)	14.0%
Net flows	(228)	(447)	(463)	(549)	(413)	-81.1%	274	(963)	NM
Contract holder assessments	(16)	(16)	(19)	(25)	(22)	-37.5%	(28)	(45)	-60.7%
Reinvested interest credited	305	234	315	177	267	-12.5%	171	443	159.1%
Balance as of end-of-period, gross	25,801	25,572	25,405	25,008	24,840	-3.7%	25,801	24,840	-3.7%
Reinsurance ceded	(8,452)	(8,309)	(8,200)	(8,042)	(7,929)	6.2%	(8,452)	(7,929)	6.2%
Balance as of end-of-period, net	$17,349	$17,263	$17,205	$16,966	$16,911	-2.5%	$17,349	$16,911	-2.5%

Variable Annuities
Balance as of beginning-of-period	$108,689	$121,713	$127,585	$140,313	$144,157	32.6%	$125,492	$140,313	11.8%
Gross deposits	2,216	2,452	2,428	2,728	3,025	36.5%	4,854	5,754	18.5%
Full surrenders and deaths	(1,068)	(1,384)	(1,600)	(1,901)	(1,871)	-75.2%	(2,670)	(3,772)	-41.3%
Other contract benefits	(862)	(904)	(1,009)	(1,054)	(1,038)	-20.4%	(1,873)	(2,092)	-11.7%
Net flows	286	164	(181)	(227)	116	-59.4%	311	(110)	NM
Contract holder assessments	(611)	(648)	(666)	(684)	(705)	-15.4%	(1,243)	(1,390)	-11.8%
Change in market value and reinvestment	13,349	6,356	13,575	4,755	7,828	-41.4%	(2,847)	12,583	NM
Balance as of end-of-period, gross	121,713	127,585	140,313	144,157	151,396	24.4%	121,713	151,396	24.4%
Reinsurance ceded	(1)	-	-	-	-	100.0%	(1)	-	100.0%
Balance as of end-of-period, net	$121,712	$127,585	$140,313	$144,157	$151,396	24.4%	$121,712	$151,396	24.4%

Total
Balance as of beginning-of-period	$134,429	$147,514	$153,157	$165,718	$169,165	25.8%	$150,876	$165,718	9.8%
Gross deposits	2,515	2,539	2,510	2,814	3,209	27.6%	6,211	6,023	-3.0%
Full surrenders and deaths	(1,452)	(1,783)	(2,000)	(2,395)	(2,353)	-62.1%	(3,454)	(4,747)	-37.4%
Other contract benefits	(1,005)	(1,039)	(1,154)	(1,195)	(1,153)	-14.7%	(2,172)	(2,349)	-8.1%
Net flows	58	(283)	(644)	(776)	(297)	NM	585	(1,073)	NM
Contract holder assessments	(627)	(664)	(685)	(709)	(727)	-15.9%	(1,271)	(1,435)	-12.9%
Change in market value and reinvestment	13,654	6,590	13,890	4,932	8,095	-40.7%	(2,676)	13,026	NM
Balance as of end-of-period, gross	147,514	153,157	165,718	169,165	176,236	19.5%	147,514	176,236	19.5%
Reinsurance ceded	(8,453)	(8,309)	(8,200)	(8,042)	(7,929)	6.2%	(8,453)	(7,929)	6.2%
Balance as of end-of-period, net	$139,061	$144,848	$157,518	$161,123	$168,307	21.0%	$139,061	$168,307	21.0%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
General Account
Balance as of beginning-of-period	$21,335	$21,672	$22,316	$22,916	$23,008	7.8%	$20,558	$22,916	11.5%
Gross deposits	817	568	731	490	424	-48.1%	1,426	913	-36.0%
Withdrawals	(752)	(477)	(533)	(583)	(590)	21.5%	(1,317)	(1,173)	10.9%
Net flows	65	91	198	(93)	(166)	NM	109	(260)	NM
Transfers between fixed and variable accounts	124	402	247	35	3	-97.6%	711	40	-94.4%
Contract holder assessments	(3)	(4)	(3)	(3)	(3)	0.0%	(6)	(7)	-16.7%
Reinvestment interest credited	151	155	158	153	153	1.3%	300	306	2.0%
Balance as of end-of-period	$21,672	$22,316	$22,916	$23,008	$22,995	6.1%	$21,672	$22,995	6.1%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$48,301	$54,886	$58,255	$65,391	$68,149	41.1%	$58,131	$65,391	12.5%
Gross deposits	1,490	1,806	1,826	2,150	2,365	58.7%	3,660	4,515	23.4%
Withdrawals	(2,762)	(1,535)	(1,684)	(1,710)	(1,682)	39.1%	(4,305)	(3,391)	21.2%
Net flows	(1,272)	271	142	440	683	153.7%	(645)	1,124	274.3%
Transfers between fixed and variable accounts	(161)	(436)	(326)	(141)	(43)	73.3%	(771)	(185)	76.0%
Contract holder assessments	(49)	(50)	(59)	(62)	(65)	-32.7%	(103)	(127)	-23.3%
Change in market value and reinvestment	8,067	3,584	7,379	2,521	4,189	-48.1%	(1,726)	6,710	NM
Balance as of end-of-period	$54,886	$58,255	$65,391	$68,149	$72,913	32.8%	$54,886	$72,913	32.8%

Total
Balance as of beginning-of-period	$69,636	$76,558	$80,571	$88,307	$91,157	30.9%	$78,689	$88,307	12.2%
Gross deposits	2,307	2,374	2,557	2,640	2,789	20.9%	5,086	5,428	6.7%
Withdrawals	(3,514)	(2,012)	(2,217)	(2,293)	(2,272)	35.3%	(5,622)	(4,564)	18.8%
Net flows	(1,207)	362	340	347	517	142.8%	(536)	864	261.2%
Transfers between fixed and variable accounts	(37)	(34)	(79)	(106)	(40)	-8.1%	(60)	(145)	NM
Contract holder assessments	(52)	(54)	(62)	(65)	(68)	-30.8%	(109)	(134)	-22.9%
Change in market value and reinvestment	8,218	3,739	7,537	2,674	4,342	-47.2%	(1,426)	7,016	NM
Balance as of end-of-period	$76,558	$80,571	$88,307	$91,157	$95,908	25.3%	$76,558	$95,908	25.3%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
General Account
Balance as of beginning-of-period	$38,054	$38,034	$38,080	$38,136	$38,053	0.0%	$38,141	$38,136	0.0%
Deposits	964	966	1,028	899	895	-7.2%	1,960	1,794	-8.5%
Withdrawals and deaths	(263)	(230)	(282)	(296)	(243)	7.6%	(643)	(539)	16.2%
Net flows	701	736	746	603	652	-7.0%	1,317	1,255	-4.7%
Contract holder assessments	(1,073)	(1,079)	(1,088)	(1,073)	(1,074)	-0.1%	(2,148)	(2,148)	0.0%
Reinvested interest credited	352	389	398	387	382	8.5%	724	770	6.4%
Balance as of end-of-period, gross	38,034	38,080	38,136	38,053	38,013	-0.1%	38,034	38,013	-0.1%
Reinsurance ceded	(646)	(646)	(640)	(636)	(628)	2.8%	(646)	(628)	2.8%
Balance as of end-of-period, net	$37,388	$37,434	$37,496	$37,417	$37,385	0.0%	$37,388	$37,385	0.0%

Separate Account
Balance as of beginning-of-period	$14,782	$17,351	$18,671	$21,078	$21,983	48.7%	$17,646	$21,078	19.4%
Deposits	464	571	448	320	383	-17.5%	918	704	-23.3%
Withdrawals and deaths	(142)	(151)	(198)	(130)	(156)	-9.9%	(249)	(286)	-14.9%
Net flows	322	420	250	190	227	-29.5%	669	418	-37.5%
Contract holder assessments	(211)	(217)	(209)	(197)	(203)	3.8%	(415)	(400)	3.6%
Change in market value and reinvestment	2,458	1,117	2,366	912	1,354	-44.9%	(549)	2,265	NM
Balance as of end-of-period, gross	17,351	18,671	21,078	21,983	23,361	34.6%	17,351	23,361	34.6%
Reinsurance ceded	(830)	(874)	(969)	(990)	(1,044)	-25.8%	(830)	(1,044)	-25.8%
Balance as of end-of-period, net	$16,521	$17,797	$20,109	$20,993	$22,317	35.1%	$16,521	$22,317	35.1%

Total
Balance as of beginning-of-period	$52,836	$55,385	$56,751	$59,214	$60,036	13.6%	$55,787	$59,214	6.1%
Deposits	1,428	1,537	1,476	1,219	1,278	-10.5%	2,878	2,498	-13.2%
Withdrawals and deaths	(405)	(381)	(480)	(426)	(399)	1.5%	(892)	(825)	7.5%
Net flows	1,023	1,156	996	793	879	-14.1%	1,986	1,673	-15.8%
Contract holder assessments	(1,284)	(1,296)	(1,297)	(1,270)	(1,277)	0.5%	(2,563)	(2,548)	0.6%
Change in market value and reinvestment	2,810	1,506	2,764	1,299	1,736	-38.2%	175	3,035	NM
Balance as of end-of-period, gross	55,385	56,751	59,214	60,036	61,374	10.8%	55,385	61,374	10.8%
Reinsurance ceded	(1,476)	(1,520)	(1,609)	(1,626)	(1,672)	-13.3%	(1,476)	(1,672)	-13.3%
Balance as of end-of-period, net	$53,909	$55,231	$57,605	$58,410	$59,702	10.7%	$53,909	$59,702	10.7%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/20		As of 12/31/20		As of 6/30/21
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$95,390	80.7%	$102,789	80.5%	$101,003	79.8%
U.S. government bonds	504	0.4%	484	0.4%	444	0.4%
State and municipal bonds	6,393	5.4%	6,921	5.4%	6,919	5.5%
Foreign government bonds	436	0.4%	470	0.4%	464	0.4%
Residential mortgage-backed securities	3,272	2.8%	3,076	2.4%	3,027	2.4%
Commercial mortgage-backed securities	1,226	1.0%	1,505	1.2%	1,578	1.2%
Asset-backed securities	5,716	4.8%	7,184	5.6%	8,177	6.5%
Hybrid and redeemable preferred securities	582	0.5%	615	0.5%	603	0.5%
Total fixed maturity AFS securities, net of allowance for credit losses	113,519	96.0%	123,044	96.4%	122,215	96.7%
Trading securities	4,651	3.9%	4,501	3.5%	4,232	3.2%
Equity securities	87	0.1%	129	0.1%	174	0.1%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$118,257	100.0%	$127,674	100.0%	$126,621	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$98,817	95.9%	$104,174	96.1%	$106,668	96.4%
Trading securities	4,096	4.0%	4,072	3.8%	3,851	3.5%
Equity securities	112	0.1%	132	0.1%	151	0.1%
Total fixed maturity AFS, trading and equity securities	$103,025	100.0%	$108,378	100.0%	$110,670	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.8%		95.9%		96.2%
Below investment grade		4.2%		4.1%		3.8%

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$47	$57	$53	$48	$51	8.5%	$99	$99	0.0%
Total excluded realized gain (loss)	(694)	572	(523)	(229)	(53)	92.4%	(770)	(281)	63.5%
Total realized gain (loss), pre-tax	$(647)	$629	$(470)	$(181)	$(2)	99.7%	$(671)	$(182)	72.9%

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$(79)	$50	$(6)	$17	$8	110.1%	$(130)	$26	120.0%
Credit loss benefit (expense) on other financial assets	(1)	(1)	(2)	(1)	(3)	NM	(17)	(4)	76.5%
Realized gain (loss) related to certain financial assets	(36)	(5)	(7)	1	(5)	86.1%	(22)	(7)	68.2%
Realized gain (loss) on equity securities	2	3	13	8	16	NM	(12)	26	NM
Realized gain (loss) on the mark-to-market on certain
instruments	(1)	(6)	2	19	(2)	-100.0%	36	18	-50.0%
Realized gain (loss) related to financial assets, after-tax	(115)	41	-	44	14	112.2%	(145)	59	140.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(71)	12	(9)	(42)	13	118.3%	(568)	(29)	94.9%
GLB non-performance risk component	(79)	464	(240)	(144)	(1)	98.7%	69	(145)	NM
Total variable annuity net derivative results	(150)	476	(249)	(186)	12	108.0%	(499)	(174)	65.1%
Indexed annuity forward-starting option	(1)	18	12	17	8	NM	(32)	23	171.9%
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	(266)	535	(237)	(125)	34	112.8%	(676)	(92)	86.4%
Less: benefit ratio unlocking, after-tax	282	83	177	55	77	-72.7%	(67)	131	-30.0%
Total excluded realized gain (loss), after-tax	$(548)	$452	(414)	$(180)	$(43)	92.2%	$(609)	$(223)	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	Change	6/30/20	6/30/21	Change
Revenues
Total revenues	$3,517	$5,361	$4,135	$4,534	$4,851	37.9%	$7,942	$9,386	18.2%
Less:
Excluded realized gain (loss)	(694)	572	(523)	(229)	(53)	92.4%	(770)	(281)	63.5%
Amortization of DFEL associated with
benefit ratio unlocking	2	1	3	1	1	-50.0%	(7)	2	128.6%
Adjusted operating revenues	$4,209	$4,788	$4,655	$4,762	$4,903	16.5%	$8,719	$9,665	10.8%

Net Income
Net income (loss)	$(94)	$398	$143	$225	$642	NM	$(42)	$867	NM
Less:
Excluded realized gain (loss), after-tax	(548)	452	(414)	(180)	(43)	92.2%	(609)	(223)	63.4%
Benefit ratio unlocking, after-tax	282	83	177	55	77	-72.7%	(67)	131	295.5%
Net impact from the Tax Cuts and Jobs Act	-	-	37	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(3)	(4)	(3)	-	-	100.0%	(6)	-	100.0%
Gain (loss) on early extinguishment of debt, after-tax	(12)	-	-	-	-	100.0%	(12)	-	100.0%
Total adjustments	(281)	531	(203)	(125)	34	112.1%	(694)	(92)	86.7%
Adjusted income (loss) from operations	$187	$(133)	$346	$350	$608	225.1%	$652	$959	47.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(0.49)	$2.01	$0.74	$1.16	$3.34	NM	$(0.27)	$4.51	NM
Less:
Excluded realized gain (loss), after-tax	(2.85)	2.32	(2.12)	(0.94)	(0.22)	92.3%	(3.13)	(1.15)	63.3%
Benefit ratio unlocking, after-tax	1.46	0.43	0.91	0.28	0.39	-73.3%	(0.35)	0.68	294.3%
Net impact from the Tax Cuts and Jobs Act	-	-	0.19	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.01)	(0.02)	(0.02)	-	-	100.0%	(0.04)	-	100.0%
Gain (loss) on early extinguishment of debt, after-tax	(0.06)	-	-	-	-	100.0%	(0.06)	-	100.0%
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net loss	-	-	-	-	-	NM	0.04	-	-100.0%
Adjusted income (loss) from operations	$0.97	$(0.72)	$1.78	$1.82	$3.17	226.8%	$3.27	$4.98	52.3%